EXHIBIT 99.1

FIRST SOUTH BANCORP, INC.                        FOR IMMEDIATE RELEASE
Press Release                                    For More Information Contact:
January 17, 2006                                 Bill Wall or Tom Vann
                                                 (252) 946-4178
                                                 Website: www.firstsouthnc.com

First South Bancorp, Inc. Reports 35.3% Increase in December 31, 2005 Quarterly
     Earnings and 20.6% Increase in December 31, 2005 Fiscal Year Earnings
                                  (Unaudited)

Washington, North Carolina - First South Bancorp, Inc. (NASDAQ: FSBK) ("the Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended December 31, 2005 (unaudited), the fourth quarter of its fiscal year ending December 31, 2005, and its earnings for the fiscal year ended December 31, 2005 (unaudited).

Net income for the quarter ended December 31, 2005 increased 35.3% to $4,115,671 from $3,041,724 earned in the quarter ended December 31, 2004. Basic earnings per share increased 32.7% to $0.65 per share for the quarter ended December 31, 2005 from $0.49 per share for the quarter ended December 31, 2004. Diluted earnings per share increased 34.8% to $0.62 per share for the quarter ended December 31, 2005 from $0.46 per share for the quarter ended December 31, 2004.

Net income for the year ended December 31, 2005 increased 20.6% to $14,128,704 from $11,712,441 earned in the year ended December 31, 2004. Basic earnings per share increased 19.3% to $2.23 per share for the year ended December 31, 2005 from $1.87 per share for the year ended December 31, 2004. Diluted earnings per share increased 18.4% to $2.12 per share for the year ended December 31, 2005 from $1.79 per share for the year ended December 31, 2004.

Tom Vann, President and Chief Executive Officer of the Company and the Bank, stated, "Our core earnings this quarter were supported by sustained growth in our net interest income, reflecting the positive impact of recent prime rate increases on our asset sensitive balance sheet. The net loan and leases receivable portfolio increased 12.0% to $707.8 million at December 31, 2005 from $631.8 million at December 31, 2004; while deposits increased 16.7% to $733.8 million at December 31, 2005 from $628.5 million at December 31, 2004.

Net interest income increased 26.9% to $10.4 million for the quarter ended December 31, 2005 from $8.2 million for the quarter ended December 31, 2004. Net interest income increased 23.7% to $37.7 million for the year ended December 31, 2005 from $30.5 million for the year ended December 31, 2004.

The Bank maintains reserves for losses on loans and leases receivable based upon an evaluation of inherent losses and risk in the loan and leases receivable portfolio and past loss experience. The Bank recorded $266,000 and $300,000, respectively, of provisions for loan losses during the quarters ended December 31, 2005 and 2004. The Bank had $9.2 million of general and specific loan loss reserves at December 31, 2005, which the Bank believes is adequate to absorb losses on loans and leases receivables.

We also continued placing efforts on controlling operating expenses, resulting in a 44.0% efficiency ratio for the quarter ended December 31, 2005. In addition, our key performance ratios, return on average assets (ROA) and return on average equity (ROE), continue to place us at the top of our peer group. Our ROA and ROE was 2.0% and 24.4%, respectively, for the quarter ended December 31, 2005.

The year ended December 31, 2005 was eventful for both the Company and the Bank. The Company increased the quarterly cash dividend payment rate by 17.7%, and combined with the appreciation in market price of our common stock, resulted in a 40.9% total return to our shareholders. We received national and statewide recognition for our operating efficiency, 3-year return on equity and various operating performance ratios including return on average equity, return on capital, net interest margin and total one-year return from American Banker, Business North Carolina, U. S. Banker and The News & Observer.

During 2005 we opened new full service branch offices in Avon, Durham and Greenville, North Carolina, allowing us to better serve the banking needs in our growing market area, and representing a continuation of the growth of our branch office network and allowing us to expand our customer base in existing markets."

First South Bank has been serving the citizens of eastern North Carolina since 1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has 26 full service branch offices and a loan production office located throughout central, eastern, northeastern and southeastern North Carolina.

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                                     (More)


(NASDAQ: FSBK)

First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Financial Condition


                                                                 December 31       December 31
                                                                     2005              2004
                                                                --------------    --------------
                         Assets                                  (unaudited)


Cash and due from banks                                         $   32,523,922    $   19,873,210
Interest-bearing deposits in financial institutions                    419,470         1,065,138
Investment securities - available for sale                          41,827,690        32,058,152
Mortgage-backed securities - available for sale                     20,639,067         6,639,381
Mortgage-backed securities - held for investment                     2,063,310         2,569,358
Loans and leases receivable - held for sale                         10,845,783         5,961,691
Loans and leases receivable - held for investment                  696,974,135       625,854,344
Premises and equipment, net                                          8,831,170         8,402,455
Real estate owned                                                       13,886            89,449
Federal Home Loan Bank of Atlanta stock, at cost                     1,689,200         1,825,200
Accrued interest receivable                                          4,288,600         3,311,187
Goodwill                                                             4,218,576         4,218,576
Mortgage servicing rights                                            1,402,085         1,698,778
Identifiable intangible assets                                         259,380           290,820
Income tax receivable                                                1,145,814           820,087
Prepaid expenses and other assets                                    5,982,857         6,216,308
Note receivable                                                             --         1,156,557
                                                                --------------    --------------

          Total assets                                          $  833,124,945    $  722,050,691
                                                                ==============    ==============


Liabilities and Stockholders' Equity

 Deposits:
  Demand                                                        $  244,879,590    $  236,319,937
  Savings                                                           21,509,653        22,018,388
  Large denomination certificates of deposit                       153,954,109       120,757,331
  Other time                                                       313,409,713       249,441,049
                                                                --------------    --------------
          Total deposits                                           733,753,065       628,536,705
Borrowed money                                                      11,787,528        14,791,900
Junior subordinated debentures                                      10,310,000        10,310,000
Deferred income taxes                                                  540,021         1,302,501
Other liabilities                                                    8,543,859         7,414,238
                                                                --------------    --------------
          Total liabilities                                        764,934,473       662,355,344

  Common stock, $.01 par value, 25,000,000 shares authorized,
    6,339,548, and 6,264,676 shares issued and outstanding,
    respectively                                                        63,395            62,647
  Additional paid-in capital                                        37,624,894        37,815,715
  Retained earnings, substantially restricted                       59,661,079        50,597,651
  Treasury stock, at cost                                          (28,787,979)      (29,653,794)
  Accumulated other comprehensive income, net                         (370,917)          873,128
                                                                --------------    --------------
           Total stockholders' equity                               68,190,472        59,695,347
                                                                --------------    --------------


           Total liabilities and stockholders' equity           $  833,124,945    $  722,050,691
                                                                ==============    ==============

First South Bancorp, Inc. and Subsidiary
Consolidated Statements of Operations
(unaudited)

                                                            Three Months Ended                Year Ended
                                                                December 31                  December 31
                                                       ----------------------------   ---------------------------
                                                           2005            2004           2005           2004
                                                       ------------    ------------   ------------   ------------
Interest income:
  Interest and fees on loans                           $ 14,106,322    $ 10,103,116   $ 50,357,203   $ 36,751,526
  Interest and dividends on investments and deposits        825,034         728,019      2,818,847      3,428,131
                                                       ------------    ------------   ------------   ------------
           Total interest income                         14,931,356      10,831,135     53,176,050     40,179,657
                                                       ------------    ------------   ------------   ------------

Interest expense:
  Interest on deposits                                    4,325,299       2,484,357     14,542,548      8,938,856
  Interest on borrowings                                     59,025          49,534        288,329        304,846
  Interest on junior subordinated debentures                176,196         124,493        632,629        448,319
                                                       ------------    ------------   ------------   ------------
           Total interest expense                         4,560,520       2,658,384     15,463,506      9,692,021
                                                       ------------    ------------   ------------   ------------


Net interest income                                      10,370,836       8,172,751     37,712,544     30,487,636
Provision for loan losses                                   266,000         300,000      1,711,197        968,000
                                                       ------------    ------------   ------------   ------------
           Net  interest income after provision
             for loan losses                            l10,104,836       7,872,751     36,001,347     29,519,636
                                                       ------------    ------------   ------------   ------------

Noninterest income:
  Fees and service charges                                1,672,957       1,573,905      6,116,949      6,479,309
  Loan servicing fees                                       162,052         183,811        684,135        724,363
  Gain on sale of real estate, net                           33,677           5,404        215,928         23,037
  Gain on sale of mortgage loans                               (757)        114,725        199,414        508,218
  Gain on sale of mortgage-backed securities                     --              --             --         88,844
  Other  income                                             264,960         193,335        990,165        926,699
                                                       ------------    ------------   ------------   ------------
           Total noninterest income                       2,132,889       2,071,180      8,206,591      8,750,470
                                                       ------------    ------------   ------------   ------------


Noninterest expense:
  Compensation and fringe benefits                        3,411,478       3,168,161     12,682,779     12,000,690
  Federal insurance premiums                                 23,230          21,315         89,523         86,666
  Premises and equipment                                    430,728         410,796      1,761,934      1,618,024
  Advertising                                                39,764          38,760        187,536        185,468
  Payroll and other taxes                                   287,455         251,479      1,143,214      1,023,813
  Data processing                                           578,656         513,117      2,270,449      2,060,986
  Amortization of intangible assets                          97,033          79,916        403,999        300,745
  Other                                                     638,730         571,281      2,592,604      2,315,233
                                                       ------------    ------------   ------------   ------------
           Total noninterest expense                      5,507,074       5,054,825     21,132,038     19,591,625
                                                       ------------    ------------   ------------   ------------

Income before income taxes                                6,730,651       4,889,106     23,075,900     18,678,481

Income taxes                                              2,614,980       1,847,382      8,947,196      6,966,040
                                                       ------------    ------------   ------------   ------------

Net income                                             $  4,115,671    $  3,041,724   $ 14,128,704   $ 11,712,441
                                                       ============    ============   ============   ============


Per share data:
Basic earnings per share                               $       0.65    $       0.49   $       2.23   $       1.87
Diluted earnings per share                             $       0.62    $       0.46   $       2.12   $       1.79
Dividends per share                                    $       0.20    $       0.17   $       0.80   $       0.68
Weighted average shares - Basic                           6,333,886       6,255,187      6,325,382      6,251,866
Weighted average shares - Diluted                         6,670,841       6,584,192      6,653,481      6,557,149

First South Bancorp, Inc.
Supplemental Quarterly Financial Data (Unaudited)

                                        12/31/2005     9/30/2005     6/30/2005     3/31/2005    12/31/2004
                                        ----------    ----------    ----------    ----------    ----------
Consolidated balance sheet data:             (dollars in thousands except share and per share data)
Total assets                            $  833,125    $  825,257    $  791,911    $  770,105    $  722,051
Loans receivable (net)                     707,820       708,769       687,668       674,781       631,816
Cash and investments                        74,771        81,638        66,576        58,817        52,997
Mortgage-backed securities                  22,702         7,546         8,127         8,529         9,209
Premises and equipment                       8,831         9,004         9,325         8,256         8,402
Goodwill                                     4,219         4,219         4,219         4,219         4,219
Mortgage servicing rights                    1,402         1,491         1,582         1,649         1,699

Deposits                                   733,753       731,351       699,568       668,838       628,537
Borrowings                                  11,788         6,015         6,389        15,725        14,792
Junior subordinated debentures              10,310        10,310        10,310        10,310        10,310
Stockholders' equity                        68,190        66,177        63,943        61,875        59,695

Consolidated earnings summary:
Interest income                         $   14,931    $   13,912    $   12,602    $   11,732    $   10,831
                                        ----------    ----------    ----------    ----------    ----------
Interest expense                             4,560         4,350         3,588         2,965         2,658
                                        ----------    ----------    ----------    ----------    ----------
Net interest income                         10,371         9,562         9,014         8,767         8,173
Loan loss provision                            266           394           413           638           300
Noninterest income                           2,133         2,265         1,909         1,901         2,071
Noninterest expense                          5,507         5,432         5,222         4,973         5,055
Income taxes                                 2,615         2,327         2,057         1,949         1,847
                                        ----------    ----------    ----------    ----------    ----------
Net income                              $    4,116    $    3,674    $    3,231    $    3,108    $    3,042
                                        ==========    ==========    ==========    ==========    ==========

Per Share Data:
Earnings per share-Basic                $     0.65    $     0.59    $     0.51    $     0.49    $     0.49
Earnings per share-Diluted              $     0.62    $     0.56    $     0.49    $     0.47    $     0.46
Dividends per share                     $     0.20    $     0.20    $     0.20    $     0.20    $     0.17
Book value per share                    $    10.76    $    10.45    $    10.10    $     9.79    $     9.53

Average shares-Basic                     6,333,886     6,280,734     6,324,959     6,308,746     6,255,187
Average shares-Diluted                   6,670,841     6,620,364     6,659,093     6,604,422     6,584,192
Shares outstanding end of period         6,339,548     6,335,657     6,329,539     6,321,633     6,264,676


Performance ratios:
Yield on earning assets                       7.68%         7.34%         6.95%         6.77%         6.45%
Cost of funds                                 2.42%         2.37%         2.03%         1.76%         1.63%
                                        ----------    ----------    ----------    ----------    ----------
Net interest spread                           5.26%         4.97%         4.92%         5.01%         4.82%

Net interest margin on earning assets         5.33%         5.04%         4.97%         5.06%         4.87%
Earning assets to total assets               92.96%        93.73%        93.04%        92.83%        93.72%
Return on average assets                      1.98%         1.81%         1.65%         1.67%         1.69%
Return on average equity                     24.35%        22.44%        20.45%        20.38%        20.65%
Efficiency ratio                             43.98%        45.86%        47.73%        46.54%        49.27%
Dividend payout ratio                        30.77%        33.90%        39.22%        40.82%        34.69%

Asset quality data and ratios:
Nonperforming loans                     $    2,259    $    2,810    $    2,981    $    2,326    $    2,349
Real estate owned                       $       14    $       82    $      547    $      296    $       89
Reserve for loan losses                 $    9,222    $    9,101    $    8,736    $    8,949    $    8,343
Net charge-offs                         $      145    $       29    $       76    $       33    $       66

Net charge-offs to loans                     0.020%        0.004%        0.011%        0.005%        0.010%
Nonperforming loans to assets                 0.27%         0.34%         0.38%         0.30%         0.33%
Reserves to total loans                       1.29%         1.27%         1.25%         1.31%         1.30%

Loans to deposits                            96.47%        96.91%        98.30%       100.89%       100.52%
Loans to assets                              84.96%        85.88%        86.84%        87.62%        87.60%
Loans serviced for others               $  260,632    $  255,442    $  266,797    $  271,776    $  277,252